OmnicomGroup

2007 Analyst Presentation

March 2007

The following materials have been prepared for use in various analysts’ conferences during the first quarter of 2007.

 Forward-Looking Statements
 Certain of the statements in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These statements relate to future events or future financial performance and involve known and unknown risks and other factors that may cause our actual or our industry’s results, levels of activity or achievement to be materially different from those expressed or implied by any forward-looking statements. These risks and uncertainties include, but are not limited to, our future financial condition and results of operations, changes in general economic conditions, competitive factors, changes in client communication requirements, the hiring and retention of human resources and our international operations, which are subject to the risks of currency fluctuations and exchange controls. In some cases, forward-looking statements can be identified by terminology such as
“may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,”
“predict,” “potential” or “continue” or the negative of those terms or other comparable terminology.
These statements are present expectations. Actual events or results may differ materially. We undertake no obligation to update or revise any forward-looking statement.

 Other Information
All dollar amounts are in millions except for EPS. The following financial information contained in this document has not been audited, although some of it has been derived from Omnicom’s historical financial statements, including its audited financial statements. In addition, industry, operational and other non-financial data contained in this document has been derived from sources we believe to be reliable, but we have not independently verified such information, and we do not, nor does any other person, assume responsibility for the accuracy or completeness of that information.

The inclusion of information in this presentation does not mean that such information is material or that disclosure of such information is required.

Who We Are

The World’s Leading

Advertising and Marketing

Communications Services

Group

OmnicomGroup

Traditional

Media Advertising

Customer Relationship

Management

Public

Relations

Specialty

Communications

30+ Advertising & Marketing Disciplines

150+ Strategic Brand Platforms

1500+ Individual Agencies

Diversified Service Offering

CONSISTENCY

Broad Client Base

5,000+ clients

Top client = 3.6% of total revenue
and was served by over 100 of
our agencies

No other client > 2.9%

Our Top 10 clients = 18.3% and
Our Top 100 clients = 46.2%

Top 100 clients are served by an
average of 40 of our agencies

Clients include leading companies in
every industry category

150+ strategic platforms

1,500+ individual agencies

Leadership positions in 30+
marketing disciplines

Strong global presence represented
in more than 100 countries serving
local, national, pan-regional and
global client needs

Omnicom’s Balance and Diversity

Industry-Specific Trends

Continued industry consolidation

Creation of pan-regional and
global Marketing Services
Networks

Media fragmentation…

Integration of Interactive and
Traditional Creative approaches
to clients needs

Private equity competition on
acquisition playing field

Long-Term Trends

Client-Specific Trends

Desire to manage brands
on a pan-regional or global basis,
with an increased focus on Asia

Reduction in service partners

Greater coordination
of advertising with other
marketing initiatives

Renewed client M&A activity

Continued Focus on Return on
Investment and increased focus
on alternative medias

increased interactive initiatives

increase in media complexity
and offerings

Factors Impacting 2007

Clients shifting focus back to top-line growth

Steady state of new business activity with expected increase in second half – US elections and 2008 Olympics

Shift in media spending

Corporate merger activity continuing

Economic climate similar to 2006

Maintain focus on acquisition targets, investment programs and cost savings initiatives

Objectives

Maintain the leadership positions of our brands

Achieve reported double digit Revenue and EPS growth

Optimize our operating margins while maintaining a high level of investment in our people and businesses

Use free cash flow to enhance shareholder value

Make selective accretive acquisitions that allow us to further extend our strategic advantages in non-traditional advertising and in emerging markets

Continued coordination of multi-agency offering for current and potential clients

Maintain focus on internal systems while looking to maintain a level of flexibility in our cost structure

             OmnicomGroup

Financial Review

2006 vs. 2005 P&L Summary

2006

2005

% Change

Revenue

11,376.9

$

10,481.1

$

8.5%

Operating Income

1,483.5

1,339.8

10.7%

% Margin

13.0%

12.8%

Net Interest Expense

91.6

59.2

Profit Before Tax

1,391.9

1,280.6

8.7%

% Margin

12.2%

12.2%

Taxes

466.9

435.3

% Tax Rate

33.5%

34.0%

Profit After Tax

925.0

845.3

9.4%

Equity in Affiliates/

Minority Interest

(61.0)

(54.6)

Net Income

864.0

$

790.7

$

9.3%

EPS

4.99

4.36

14.4%

Full Year

2006 Revenue Growth

(a)

Organic revenue is calculated by subtracting both the acquisition revenue and the FX impact from total revenue growth.

(b)

Acquisition revenue is the aggregate of the applicable prior period revenue of the acquired businesses. Netted against this number is the revenue of any business included in the prior period reported revenue that was disposed of subsequent to the prior period.

(c)

To calculate the FX impact, we first convert the current period’s local currency revenue using the average exchange rates from the equivalent prior period to arrive at constant currency revenue. The FX impact equals the difference between the current period revenue in U.S. dollars and the current period revenue in constant currency.

$

%

$

%

$

%

Prior Period Revenue

10,481.1

$

5,743.9

$

4,737.2

$

Organic Revenue (a)

797.6

7.6%

415.5

7.2%

382.1

8.1%

Acquisition Revenue (b)

25.9

0.2%

34.6

0.6%

(8.7)

-0.2%

Foreign Exchange (FX) Impact (c)

72.3

0.7%

N/A

N/A

72.3

1.5%

Current Period Revenue

11,376.9

$

8.5%

6,194.0

$

7.8%

5,182.9

$

9.4%

Total Company

United States

International

2006 Revenue Mix

Advertising

42.8%

PR

10.1%

CRM

35.9%

Specialty

11.2%

United
States

54.4%

Euro

Markets

20.3%

UK

10.8%

Other

14.5%

By Discipline

By Geography

Advertising

CRM

PR

Specialty

4,866.4

4,081.4

1,150.1

1,279.3

6.0%

13.0%

10.0%

3.7%

$ Mix

% Growth(a)

United States

Euro Markets

United Kingdom

Other

6,194.0

2,313.5

1,229.7

1,639.7

7.8%

7.3%

11.6%

10.9%

$ Mix

% Growth(a)

(a) “Growth” is the year-over-year growth from the prior period.

$12,000
$10,800
$9,600
$8,400
$7,200
$6,000
$4,800
$3,600
$2,400
$1,200
$0
14.9% CAGR

$1,500
$1,350
$1,200
$1,050
$900
$750
$600
$450
$300
$150
$0
16.5% CAGR

$990
$900
$810
$720
$630
$540
$450
$360
$270
$180
$90
$0
18.4% CAGR

$5.50
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
15.0% CAGR

Revenue

Operating Income

Net Income

Earnings Per Share

                (a)  2001 results are adjusted to assume that the cessation of goodwill amortization occurred on January 1, 2001.

                All periods presented, beginning with 1995, include the effect of the adoption of Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation.

Financial Performance(a)

2006     $1,484

2005     $1,340

Growth  10.7%

2006     $11,377

2005     $10,481

Growth  8.5%

2006     $864

2005     $791

Growth  9.3%

2006     $4.99

2005     $4.36

Growth  14.4%

Financial Objectives

Consistent industry leading long-term financial performance

Maximize operating efficiency

Maximize investments in People, Technology and Developing
Markets  (Both Emerging Regions & Emerging Disciplines)

Make selective acquisitions to accelerate and supplement our internal development

Maintain a conservative and efficient capital structure

Double digit reported growth in Revenue and EPS

             OmnicomGroup